The latest report from your
Fund's management team

ANNUAL REPORT

Cash
Reserve, Inc.

DECEMBER 31, 2000

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS".]



DIRECTORS
James F. Carlin*
William H. Cunningham
Ronald R. Dion*
Maureen R. Ford
Charles L. Ladner
Steven R. Pruchansky*
Lt. Gen. Norman H. Smith, USMC (Ret.)
John P. Toolan
*Members of the Audit Committee

OFFICERS
Maureen R. Ford
Vice Chairman, President and
Chief Executive Officer
William L. Braman
Executive Vice President and
Chief Investment Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Vice President and Compliance Officer

CUSTODIAN
State Street Bank & Trust Company
225 Franklin Street
Boston, Massachusetts 02205-9116

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

INVESTMENT ADVISER
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR
John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072



CEO CORNER

DEAR FELLOW SHAREHOLDERS:

[A 1" x 1" photo of Maureen R. Ford, Vice Chairman and Chief
Executive Officer, flush right next to second paragraph.]

After providing investors with positive returns since 1991, and double-digit returns since 1995, the stock market brought investors down to earth in 2000. High-priced technology stocks plunged from their record highs, and rising interest rates produced a slowing economy by year end. The tech-heavy NASDAQ Composite Index ended the year losing 39.29%, while the Standard & Poor's 500 Index fell 9.10%.

If nothing else, the year 2000 served as a reminder for investors to set more realistic expectations, especially given how unusual the string of strong returns was between 1995 and 1999. It also highlighted the importance of having a diversified portfolio and maintaining a long-term perspective, particularly during tempestuous market times, to avoid making emotional, perhaps costly, investment decisions.

We begin 2001 with a new U.S. president, new possibilities and lingering uncertainties. Questions remain about how successful the Federal Reserve will be in achieving the sought-after "soft landing" for the economy. As this story unfolds, the impact of a slower-growing economy on corporate profits will emerge. Even though the Fed remains a key driver of the market's direction, we are also watching Washington, D.C. as President George W. Bush takes control and attempts to enact tax cuts.

Market moves aside, this is a time of year when many investors' thoughts often turn to more taxing matters. As part of your tax-planning strategy, we encourage you to work with your investment professional to consider the various options for minimizing and deferring tax payments, in an effort to maximize results. These include focusing on tax-exempt funds, contributing the maximum to retirement plans, establishing or adding to IRAs and funding a variable annuity. These concrete steps, coupled with a rededication to the tenets of long-term investing, are good ways to get the new year off to the right start.

Sincerely,

/S/ MAUREEN R. FORD

MAUREEN R. FORD, VICE CHAIRMAN AND CHIEF EXECUTIVE OFFICER



BY DAWN BAILLIE FOR THE PORTFOLIO MANAGEMENT TEAM

John Hancock Cash Reserve, Inc.

Short-term interest rates rise through May, then stabilize as the economy starts to slow


"It was a
 good year for
 money-market
 fund
 investors..."


It was a good year for money-market fund investors, who saw their yields rise and their returns beat those of most stock-fund investors. In the first half of the year, money-market yields rose along with interest rates. This occurred after all signs pointed to a very robust U.S. economy in January, with soaring consumer confidence and a booming stock market sparking concerns of an uptick in inflation. As a result, the Federal Reserve switched to its inflation-fighting mode again, raising the federal funds rate that banks charge each other for overnight loans by one-quarter percentage point in February and again in March in an effort to cool the economy and block inflation. When that didn't deter the economy, or the stock market, the Fed took the unusual step of raising rates by one-half a percentage point in May. Shortly after, the economy began to show signs of slowing, while inflation remained relatively benign. This trend continued through the year's end, so the Fed stayed on the sidelines and the federal funds rate ended the year at 6.50%, up from 5.50% a year earlier. After rising in the first half of the year, money-market yields remained fairly level, since the federal funds rate is a key pricing benchmark for money-market securities.

[A 4" x 3" photo at bottom right side of page of John Hancock
Cash Reserve, Inc. Caption below reads "Fund management team members (l-r): Barry Evans and Dawn Baillie."]

In the second half of the year, the effects of the slowing economy began to show up in earnest in the form of earnings disappointments -- which sent the stock market reeling -- and slowdowns in manufacturing, housing and consumer spending. So by the end of the year, the Fed returned to its neutral stance and investors even began to anticipate rate cuts in 2001.

[Bar chart at top of left hand column with heading "7-Day Effective Yield". Under the heading is a note that reads "As of December 31, 2000." The chart is scaled in increments of 2% with 0% at the bottom and 6% at the top. The first bar represents the 5.74% total return for John Hancock Cash Reserve, Inc. The second bar represents the 5.91% total return for Average taxable money-market fund. A note below the chart reads "The average taxable money-market fund is tracked by Lipper, Inc. Past performance is no guarantee of future results."]


"With the
 prospects for
 additional
 rate cuts
 real, we plan
 to extend our
 maturity..."

7-day effective yield

On December 31, 2000, John Hancock Cash Reserve, Inc. had a 7-day effective yield of 5.74%. By comparison, the average taxable money-market fund had a 7-day effective yield of 5.91%, according to Lipper, Inc.

Staying short

For the first nine months of 2000, we kept the Fund's maturity slightly shorter than average, believing that rates were on the rise as the Fed remained intent on slowing the economy and preventing inflation through a series of rate hikes. This conservative stance meant that our money was not tied up for as long, so we were able to move more quickly into higher-yielding securities as rates rose.

Our thinking changed by the end of September, as we began to see a marked and consistent slowdown in housing, manufacturing and the consumer and producer price indexes. Believing that a slowing economy would keep the Fed on hold, or even cause it to reverse course and lower rates, we extended our maturity in October to be on the average. We stayed that way through year end, mostly to take advantage of the year-end bargains and higher yields that we can generally find as traders clear out their inventory of money-market securities.

A look ahead

With the economy slowing down so rapidly, we had anticipated that the Fed would begin lowering rates at its next meeting in late January. In fact, just three days after the Fund's year ended, the Fed took the surprise step of lowering rates by one-half a percentage point in an aggressive effort to avoid a serious economic downturn. In doing so, the Fed cited weaker sales, production, consumer confidence and financial markets, while core inflation remained tame. Even before this move, we had confidence that the Fed would continue to nimbly manage the economy's growth and prevent a recession. This recent action further bolsters that view. With the prospects for additional rate cuts real, we plan to extend our maturity to slightly longer than average in an effort to lock in higher rates. As always, we will continue to focus not only on providing the Fund with a competitive yield, but also on preserving stability of principal.

----------------------------------------------------------------------
This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.

The Fund is neither insured nor guaranteed by the U.S. government. Although the Fund seeks to maintain a net asset value of $1.00 per share, it is possible to lose money by investing in the Fund.




FINANCIAL STATEMENTS

John Hancock Funds -- Cash Reserve, Inc.


The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on December 31, 2000. You'll also find the net asset value per share as of that date.

Statement of Assets and Liabilities
December 31, 2000
--------------------------------------------------------------
Assets:
Investments, in money market instruments,
at value - Note C:
Commercial paper (cost - $3,588,528)                $3,588,528
U.S. government obligations (cost - $14,530,705)    14,530,705
Joint repurchase agreement (cost - $3,015,000)       3,015,000
                                                --------------
                                                    21,134,233
Cash                                                       696
Receivable for shares sold                               1,389
Interest receivable                                      8,120
Other assets                                            43,092
                                                --------------
Total Assets                                        21,187,530
                                                --------------
Liabilities:
Payable to John Hancock Advisers, Inc.
and affiliates -  Note B                                15,442
Accounts payable and accrued expenses                   42,400
                                                --------------
Total Liabilities                                       57,842
                                                --------------
Net Assets:
Capital paid-in                                     21,129,688
                                                --------------
Net Assets                                         $21,129,688
                                                ==============
Net Asset Value, Offering Price
and Redemption Price Per Share:
(Based on 21,129,688 shares of
beneficial interest outstanding -
4,000,000,000 shares authorized with
$0.01 per share par value)                               $1.00
==============================================================





The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund.

Statement of Operations
Year ended December 31, 2000
--------------------------------------------------------------
Investment Income:
Interest                                            $1,399,510
                                             -----------------
Expenses:
Investment management fee - Note B                      77,652
Transfer agent fee - Note B                             37,115
Custodian fee                                           34,810
Auditing fee                                            20,000
Printing                                                 8,126
Accounting and legal services fee - Note B               4,165
Directors' fees                                          1,163
Miscellaneous                                              678
Legal fees                                                 186
                                             -----------------
Total Expenses                                         183,895
                                             -----------------
Net Investment Income                                1,215,615
                                             -----------------
Net Increase in Net Assets Resulting
from Operations                                     $1,215,615
                                             =================

See notes to financial statements.





Statement of Changes in Net Assets
-------------------------------------------------------------------------------
                                                  YEAR ENDED DECEMBER 31,
                                        ---------------------------------------
                                               1999                  2000
                                        -----------------     -----------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income                          $1,167,547            $1,215,615
                                        -----------------     -----------------
Distributions to Shareholders:
Dividends from net investment
income ($0.0438 and $0.0549 per
share, respectively)                           (1,167,547)           (1,215,615)
                                        -----------------     -----------------
From Fund Share Transactions -
Net: *                                         (5,388,618)           (3,190,162)
                                        -----------------     -----------------
Net Assets:
Beginning of period                            29,708,468            24,319,850
                                        -----------------     -----------------
End of period                                 $24,319,850           $21,129,688
                                        =================     =================
* Analysis of Fund Share Transactions
at $1 Per Share:
Shares issued to shareholders in
reinvestment of distributions                  $1,110,480            $1,157,381
Less shares repurchased                        (6,499,098)           (4,347,543)
                                        -----------------     -----------------
Net decrease                                  ($5,388,618)          ($3,190,162)
                                        =================     =================

See notes to financial statements.



The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, distributions paid to shareholders, and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods.


Financial Highlights
Selected data for each share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
-----------------------------------------------------------------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                                  -------------------------------------------------------------------------------------
                                       1996              1997              1998              1999              2000
                                  -------------     -------------     -------------     -------------     -------------
Per Share Operating Performance
Net Asset Value, Beginning
of Period                                 $1.00             $1.00             $1.00             $1.00             $1.00
                                  -------------     -------------     -------------     -------------     -------------
Net Investment Income                      0.05              0.05              0.05              0.04              0.05
                                  -------------     -------------     -------------     -------------     -------------
Less Distributions:

Dividends from Net
Investment Income                         (0.05)            (0.05)            (0.05)            (0.04)            (0.05)
                                  -------------     -------------     -------------     -------------     -------------
Net Asset Value, End of
Period                                    $1.00             $1.00             $1.00             $1.00             $1.00
                                  =============     =============     =============     =============     =============
Total Investment Return at
Net Asset Value(1)                        5.00%             5.20%             4.91%             4.47%             5.65%

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                          $67,003           $37,822           $29,708           $24,320           $21,130
Ratio of Expenses to Average
Net Assets                                0.65%             0.61%             0.75%             0.78%             0.83%
Ratio of Net Investment
Income to Average Net
Assets                                    4.85%             5.07%             4.81%             4.38%             5.48%

(1) Total investment return assumes dividend reinvestment.

See notes to financial statements.



The Financial Highlights summarizes the impact of net investment income and dividends on a single share for each period indicated. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.




Schedule of Investments
December 31, 2000
--------------------------------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by Cash Reserve, Inc. on December 31, 2000. It's divided into three types of short-term investments. Most categories of short-term investments are further broken down by industry group.

                                                                                 PAR VALUE
                                                   INTEREST       QUALITY          (000s         MARKET
ISSUER, DESCRIPTION                                  RATE          RATING*        OMITTED)        VALUE
-------------------                              ------------   ------------   ------------   ------------
COMMERCIAL PAPER
Automobile/Trucks (8.01%)
DaimlerChrysler North America Holding Corp.,
01-18-01                                              6.480%        Tier 1          $800          $797,552
General Motors Acceptance Corp.,
01-31-01                                              6.520         Tier 1           900           895,110
                                                                                             -------------
                                                                                                 1,692,662
                                                                                             -------------
Beverages (2.36%)
Coca Cola Co.,
01-16-01                                              6.480         Tier 1           500           498,650
                                                                                             -------------
Broker Services (3.30%)
Merrill Lynch & Co.,
01-19-01                                              6.510         Tier 1           700           697,722
                                                                                             -------------
Utilities (3.31%)
American Telephone & Telegraph Co.,
01-05-01                                              6.500         Tier 1           700           699,494
                                                                                             -------------
TOTAL COMMERCIAL PAPER
(Cost $3,588,528)                                                                (16.98%)        3,588,528
                                                                                  ------     -------------
U.S. GOVERNMENT OBLIGATIONS
Governmental -- U.S. Agencies (68.77%)
Federal Farm Credit Corp.,
01-04-01                                              6.430         Tier 1           349           348,813
Federal Farm Credit Corp.,
02-01-01                                              6.380         Tier 1           500           497,253
Federal Farm Credit Corp.,
02-02-01                                              6.410         Tier 1           895           889,900
Federal Home Loan Bank,
05-18-01                                              5.900         Tier 1           800           782,038
Federal Home Loan Mortgage,
01-18-01                                              6.420         Tier 1           700           697,878
Federal Home Loan Mortgage,
01-23-01                                              6.430         Tier 1         1,000           996,071
Federal Home Loan Mortgage,
01-25-01                                              6.430         Tier 1         2,000         1,991,426
Federal Home Loan Mortgage,
02-15-01                                              6.360         Tier 1         2,000         1,984,100
Federal Home Loan Mortgage,
03-15-01                                              6.180         Tier 1         3,000         2,962,405
Federal Home Loan Mortgage,
03-22-01                                              6.110         Tier 1         1,000           986,422
Federal National Mortgage Association,
01-11-01                                              6.430         Tier 1         1,000           998,214
Federal National Mortgage Association,
01-18-01                                              6.430         Tier 1         1,000           996,964
Federal National Mortgage Association,
03-15-01                                              5.625         Tier 1           400           399,221
                                                                                             -------------
                                                                                                14,530,705
                                                                                             -------------
TOTAL U.S. GOVERNMENT OBLIGATIONS
(Cost $14,530,705)                                                               (68.77%)       14,530,705
                                                                                  ------     -------------

                                                                   INTEREST
                                                                     RATE
                                                                 ------------
JOINT REPURCHASE AGREEMENT (14.27%)
Investment in a joint repurchase
agreement transaction with UBS
Warburg, Inc. -- Dated 12-29-00, due
01-02-01 (Secured by U.S. Treasury
Bonds, 10.750% and 13.875%, due
02-15-03 and 05-15-11) -- Note A                                   5.950%          3,015         3,015,000
                                                                                              ------------
TOTAL JOINT REPURCHASE AGREEMENT
(Cost $3,015,000)                                                                (14.27%)        3,015,000
                                                                               ---------      ------------
TOTAL INVESTMENTS                                                               (100.02%)       21,134,233
                                                                               ---------      ------------
OTHER ASSETS AND LIABILITIES, NET                                                 (0.02%)           (4,545)
                                                                               ---------      ------------
TOTAL NET ASSETS                                                                (100.00%)      $21,129,688
                                                                               =========      ============

* Quality ratings indicate the categories of eligible securities, as defined by Rule 2a-7 of the Investment Company Act of 1940, owned by the Fund.

The percentage shown for each investment category is the total value of that category expressed as a percentage of the net assets of the Fund.




NOTES TO FINANCIAL STATEMENTS

John Hancock Funds -- Cash Reserve, Inc.

NOTE A --
ACCOUNTING POLICIES

John Hancock Cash Reserve, Inc. (the "Fund") is a diversified, open-end management investment company, registered under the Investment Company Act of 1940. The investment objective of the Fund is to provide maximum current income, consistent with capital preservation and liquidity. On September 10, 1996, the Directors voted to close the fund to new purchases, except shares purchased with reinvested Fund dividends, effective October 1, 1996.

Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS The Board of Directors has determined appropriate methods for valuing portfolio securities. Accordingly, portfolio securities are valued at amortized cost, in accordance with Rule 2a-7 of the Investment Company Act of 1940, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and the cost of the security to the Fund. Interest income on certain portfolio securities such as negotiable bank certificates of deposit and interest bearing notes is accrued daily and included in interest receivable.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS The Fund's net investment income is declared daily as dividends to shareholders of record as of the close of business on the preceding day and distributed monthly.

USE OF ESTIMATES The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B --
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to 0.35% of the Fund's average daily net assets.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of John Hancock Life Insurance Company. The Fund pays monthly transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of less than 0.02% of the average net assets of the Fund.

Ms. Maureen R. Ford is a director and/or officer of the Adviser and/or its affiliates, as well as Director of the Fund. The compensation of unaffiliated Directors is borne by the Fund. The unaffiliated Directors may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales and maturities, other than obligations of the U.S. government, during the year ended December 31, 2000, aggregated $1,517,125,508 and $1,520,767,657, respectively. There were no purchases or sales of obligations of the U.S. government during the year ended December 31, 2000.

The cost of investments owned at December 31, 2000 for federal income tax purposes was $21,134,233.



REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of John Hancock Cash Reserve, Inc.

We have audited the accompanying statement of assets and liabilities of John Hancock Cash Reserve, Inc. (the "Fund"), including the schedule of investments, as of December 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of John Hancock Cash Reserve, Inc. at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


/S/ ERNEST & YOUNG LLP


Boston, Massachusetts
February 9, 2001



TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund for its fiscal year ended December 31, 2000.

All of the dividends paid for the fiscal year are taxable as ordinary income. None of the 2000 dividends qualify for the dividends received deduction available to corporations.



NOTES

John Hancock Funds - Cash Reserve, Inc.



NOTES

John Hancock Funds - Cash Reserve, Inc.



NOTES

John Hancock Funds - Cash Reserve, Inc.



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner.]

John Hancock Funds, Inc.
MEMBER NASD
101 Huntington Avenue
Boston, MA 02199-7603

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line

www.jhfunds.com

PRSRT STD
U.S. Postage
PAID
Randolph, MA
Permit No. 75

This report is for the information of the shareholders of the John Hancock Cash Reserve, Inc. It is not authorized for distribution to prospective investors unless it is preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

A recycled logo in lower left hand corner with the caption "Printed on Recycled Paper."

4200A   12/00
         2/01